April 2018 Tenneco Acquisition of Federal-Mogul Unlocking Shareholder Value Through Realignment and Separation Exhibit 99.2

Safe Harbor This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “believe,” “should,” “could,” “plan,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this communication concern, among other things, the proposed acquisition of Federal-Mogul LLC, including the expected timing of completion of the proposed acquisition and related transactions; the benefits of the proposed acquisition; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approvals or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the transaction; the combined company may not complete a spin off of the Aftermarket and Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a spin-off); the proposed transaction may have an adverse impact on existing arrangements with the Company, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transaction may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transaction, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transaction may not advance the combined company’s business strategy; the risk that the combined company may experience difficulty integrating all employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed transaction; as well as the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated in this report, the forward-looking statements in this communication are made as of the date of this communication, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements. Forward-Looking Statements

Safe Harbor Additional Information and Where to Find It In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois 60045 or by calling (847) 482-5162. Certain Information Regarding Participants The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company. No Offers or Solicitations This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Focused strategic objectives – moving faster and further to unlock value Transaction Unlocks Significant Value This acquisition builds on Tenneco’s long-term strategy: Positions us to realign and then separate Tenneco’s and Federal-Mogul’s lines of business, allowing them to be managed according to their unique value propositions Enhances our ability to serve customers in both lines Opens up new opportunities to drive growth with products that are complementary to Tenneco’s current product offering Building upon the strength, depth and industry experience of the combined teams Significant synergies will drive shareholder value announces acquisition of Acquisition expected to close in second half of 2018; separation expected to be complete in second half of 2019

Federal-Mogul Overview Federal-Mogul is a leading global supplier to OEMs and the aftermarket Over 20 strong market-leading brands in the global vehicle aftermarket Sells and distributes a broad portfolio of aftermarket products globally Strong market position in OE braking Operates 33 manufacturing sites in 15 countries and 33 distribution centers in 12 countries One of the world’s leading powertrain component and assembly providers Market leading positions across product categories Operates 87 manufacturing sites in 19 countries Revenue by Segment Revenue by Geography* Federal-Mogul 2017 Revenue: $7.8B EBITDA: $753M Powertrain Motorparts APAC 15% EMEA 41% North America 44% Motorparts 42% Powertrain 58% * APAC includes Federal-Mogul South America Revenue by End Market Aftermarket 30% Light Vehicle 49% CTOH 11% Industrial 10%

Creating Two Focused Companies

Transformational acquisition of Federal-Mogul and planned separation into two focused, industry-leading, publicly traded companies

- Definitive agreement to acquire Federal-Mogul's Motorparts and Powertrain businesses for $5.4B (EV/2017 EBITDA 7.2x / 5.4x with synergies)
- Intention to create two independent, publicly traded companies
- Value accretive with total annual run-rate earnings synergies of at least $200M and one time working capital synergies of at least $250M expected within 24 months after closing



2017 PRO FORMA REVENUE
Current State
Post Acquisition
Post Separation
$ Billions
Tenneco 2017 Revenues
Clean Air (CA): $6.2B [1]
Ride Performance (RP): $3.1B [1]
Federal-Mogul 2017 Revenues
Powertrain: $4.5B
Motorparts: $3.3B
$9.3 (VA $7.1)
RP
CA
Tenneco
$7.8
Motorparts
Powertrain
Federal-Mogul
$17.1 (VA $14.9)
RP
Motorparts
Powertrain
CA
Tenneco CombinedCo
Separation expected in second half 2019
$6.4
RP
Motorparts
AM & Ride Performance
$10.7 (VA $8.5)
Powertrain
CA
Powertrain Technology

Realignment and separation to unlock significant shareholder value

1. The Clean Air Aftermarket business is intended to be allocated to the Ride Performance business

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Aftermarket & Ride Performance Company Creates two strong businesses with scale and strategic and financial flexibility to drive long-term value creation Powertrain Technology Company One of the world’s leading multi-line aftermarket and OE suppliers Unique Strategic Combination Premier aftermarket brands, broad product coverage and strong distribution Strong portfolio of OE braking and advanced suspension technologies and capabilities Outstanding strategic position to Improve go-to-market capabilities in Americas & EMEA Capture Asia Pacific aftermarket growth with a broad range of products Capitalize on new OE trends in mobility and electrification / autonomous driving One of the largest global pure play powertrain suppliers Portfolio of engine-to-tailpipe products and system solutions Excellent position to capture content growth from: Demand for improved engine performance Tightening fuel economy and criteria pollutant regulations Light vehicle hybridization trends Commercial truck and off-highway expansion opportunities Well positioned to further build out the product portfolio in an evolving powertrain market RIDE PERFORMANCE CLEAN AIR

Transformational Step – Compelling Strategic Rationale Extends existing strategy and accelerates long-term value creation AM & RP PT ü ü ü ü ü ü ü ü ü ü Strategically positions each company Increases scale and broadens portfolio for respective markets Enhances capabilities to capture growth with focused investments Significant synergy potential in both new companies Provides investors with distinct investment opportunities

Aftermarket & Ride Performance Company Revenue by Product Revenue by Geography* Revenue by Customer One of the largest global multi-line aftermarket suppliers, with an outstanding strategic position to capture Asia Pacific aftermarket growth with a broad range of products. Strong systems capabilities will capitalize on OE market trends in mobility, electrification/autonomous driving. 57% aftermarket Leading positions in established markets – Americas & EMEA Very diversified customer base PRO FORMA 2017 REVENUE $6.4B EMEA 37% North America 51% Motorparts (OE) 15% Ride Performance (OE) 28% Motorparts (AM) 37% Clean Air (AM) 5% Ride Performance (AM) 15% APAC 12% Volkswagen 7% AAP / Carquest 6% NAPA / Alliance 6% Ford 5% O’Reilly 5% General Motors 5% Daimler 2% The Group 3% FCA 2% Other 56% Pep Boys / Auto Plus 3% * EMEA includes Tenneco South America and APAC includes Federal-Mogul South America

Aftermarket & Ride Performance – Scale Leading global multi-line aftermarket supplier with a broad product portfolio Top Global AM Supplier Benefits of Scale Broad product portfolio enables differentiated customer and channel support Cross-category sales incentives with retailers and warehouse distributors Scale to support investments in digital and China, and focused AM branding/marketing capabilities Rationalization of distribution networks for improved service at lower cost Best practice sharing in go-to-market, manufacturing and distribution Source: Company estimates Aftermarket 2017 Revenues, Global ($B) Includes services, diagnostics, etc. Batteries only Tenneco

Stronger Together – Expanded Aftermarket and Ride Performance Product Offering Extensive portfolio of leading global and regional aftermarket brands Tenneco Ride Performance Federal-Mogul Motorparts Tenneco Ride Performance Federal-Mogul Motorparts Legend 2 2 1 2 3 4 5 6 2 1 3 1 2 1 3 1 2 1 3 1 2 1 3 Key Brands Key Brands Suspension Systems Exhaust Systems 1 2 3 Elastomers Chassis Engine (Pistons, Bearings, Valves) 1 2 3 Sealing & Gaskets 4 5 Brake pads & Rotors Ignition 6 Underhood Service Not shown: wipers

Aftermarket & Ride Performance Complete “Around the Wheel" Offering… Strengthens market position in both Aftermarket and Original Equipment Leader in shocks, struts and NVH/elastomers Focused on OE/AM, including the OE-focused intelligent suspension portfolio Leader in steering, suspension and braking Focused on AM (Chassis) and OE/AM (Braking) Note: AM brands represented here; however, OE offerings are typically branded "Tenneco" or “Federal-Mogul" for respective components Source: Company websites Brake pads Upper control arm Lower control arm Strut assembly Ball joint Bushings Inner and outer tie rods Hub assembly Strut top mount Linkages Brake rotors Dampers (not shown) Comprehensive ride performance product portfolio

Aftermarket & Ride Performance ....Providing a Platform to Capture Growth in AV Trends and Ride Differentiation Intelligent Suspension: Reinventing the Ride of the Future The future of mobility is being re‐engineered TOMORROW TODAY Physical Infrastructure Roads and Highways Vehicle to Infrastructure Energy Connected 5G Vehicle to Vehicle Cybersecurity Over the air Vision and Sensing Road Detection Sensor Fusion ADAS System AR/VR Vehicle Systems Chassis Interior Control Systems

Aftermarket & Ride Performance Well Positioned to Win in All Markets Well-positioned to win in China Accelerating move into digital Combined strong “house of brands” will capture growth in China Shared investments in salesforce & distribution Combined brand power & OE pedigree Product line & coverage Wear and tear products (e.g. brake pads, ignition) can provide earlier entry into market Online channel is reshaping how AM parts are sold New standards emerging for quality and customer experience in digital B2B & B2C Scales investments and channel coverage to influence consumer’s purchase process starting from online research Enhances opportunity to optimize order to delivery cycle time and working capital requirements Unprecedented growth over next 15 years led by China Global Vehicles in Operation Source: OCIA, Frost & Sullivan China forecast to be largest AM market by 2025 Differentiated B2B & B2C channel support enabled by strong brand portfolio (Billions of vehicles)

Powertrain Technology Company

TENNECO





One of the largest pure play powertrain suppliers globally positioned to capture content growth due to tightening fuel economy and criteria pollutant regulations, light vehicle hybridization trends and commercial truck and off-highway expansion opportunities


Catalytic Converters

Full Exhaust Systems



Electronic Valve


Gasoline Particulate Filters


Pistons


Bearings


Ignition


Valves


System Protection


Sealing / Heat Shields

PRO FORMA 2017
REVENUE $10.7B
VA REVENUE $8.5B

Revenue by Geography*


APAC 20%
North America 41%
EMEA 39%

Leading positions in all geographies

Revenue by End Market


CTOH 15%
Industrial 9%
Light Vehicle 76%

~25% non-light vehicle

Revenue by Customer


General Motors 15%
VW 10%
Ford 10%
FCA 8%
Daimler 6%
Caterpillar 3%
Renault Nissan 3%
BMW 2%
Jaguar 2%
Cummins 2%
Other 39%

Well represented across all global OEMs

* EMEA includes Tenneco South America and APAC includes Federal-Mogul South America

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Powertrain Technology – Significant Ongoing Opportunity

TENNECO



Global light vehicle sales volume (M)
120
100
80
60
40
20
0
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
90 91 94 97 99 102 105 109 110 111 112 114 115 116 118
BEV
HEV
ICE1
1% 3%
1% 5%
4% 6% 7% 8% 9% 11% 13%
14% 15% 18% 19% 21% 23% 26%
97% 96% 95% 94% 93% 92% 89% 85% 83% 79% 76% 73% 70% 66% 61%
87% HEV or ICE in 2030

1. Includes mild hybrid electric vehicle

Note: ICE = internal combustion engine, HEV = hybrid electric vehicle, BEV = battery electric vehicle

Source: BCG estimates

- ICEs are a significant portion of vehicles moving forward
- Powertrain technology components support hybridization; increased complexity and content vs. ICE
- Increasing CO_2 and criteria pollutant emissions regulations provide organic growth opportunities
- Content per vehicle increases in both cylinder and aftertreatment systems

ICE and hybrids to be 85%+ of vehicle sales through 2030

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Stronger Together – Expanded Powertrain Product Offering One of the largest pure powertrain suppliers with engine to tailpipe solutions, addressing both greenhouse gas and criteria pollutant emissions Tenneco Clean Air Federal-Mogul Powertrain Key Trends Key Trends 2 4 1 2 3 4 5 6 3 1 Catalytic Converters Full Exhaust Systems Electronic Valve Gasoline Particulate Filters 2 3 4 1 Pistons System Protection Sealing / Heat Shields Bearings Ignition Valves 2 3 4 5 6 1 Tightening emissions regulations Electrification / Hybridization Strong OEM investments in ICE powertrain CO2 / Fuel economy regulations Engine performance – downsized, higher output engines Strong OEM investments in ICE powertrain 6 5 6 Selective Catalytic Reduction Diesel Particulate Filters Diesel Oxidation Catalyst 5 6 7 7 Tenneco Clean Air Federal-Mogul Powertrain Legend

Stronger Together – Enhanced Commercial Truck and Off Highway Product Offering Enhanced capabilities to provide products and systems solutions for the CTOH markets Tenneco Clean Air Federal-Mogul Powertrain Key Trends Key Trends Catalytic Converters Hydrocarbon Manifold Dosing Diesel Particulate Filters Gasoline Particulate Filters 2 3 4 1 Steel pistons Systems Protection Sealing / Heat Shields Bearings Valves 2 3 4 5 1 Tightening emissions regulations, especially in India and China More newly regulated powertrains through 2025 than regulated today CTOH industry consolidation Global engine programs Tightening emissions regulations, especially diesel NOx emissions Technology: alternative fuels, dual fuel, friction reduction CTOH industry consolidation Global engine programs 5 6 Mixers Selective Catalytic Reduction (SCR) Systems 1 2 3 4 5 1 2 5 6 4 3 Tenneco Clean Air Federal-Mogul Powertrain Legend

Controlled Power Technologies (CPT) Increases Electrification and Hybridization Systems Capability

Provides inroads into the hybrid market and powertrain efficiency technology that will enable new growth opportunities for PT Tech in the future

Recently secured a $100M OE contract launching in 2021 for development and series production of advanced starter generator systems

Sample Products	Description	Application
CPT SpeedStart 	• Substitute for standard alternator or starter motor in some applications • Relevant for hybrid and start/stop vehicles • Recuperates kinetic energy lost during deceleration • Additional CPT variant – Speedtorq – offers torque profiling	• Light vehicle
COBRA 	• Stands for Controlled Boosting for Rapid Response application • Type of water cooled electric supercharger • Capable of increasing air supply to internal combustion engines • Additional Cobra variant – FC – designed for fuel cell vehicles	• Industrial
TIGERS 	• Stands for Turbo-generator gas energy recovery system • Converts exhaust gas energy into electrical energy • Key component in Clean Air's Rankine systems and heat exchangers designed for CTOH markets	• Commercial • Light Vehicle • Heavy duty

Source: Federal Mogul.

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Powertrain Technology – Benefit from Combined Portfolio and Further Growth Opportunities Combined product portfolio to better serve OE customers Opportunity to access further growth in evolving powertrain market Powertrain products drive lower fuel consumption / greenhouse gas emissions Lighter weight products Products designed to withstand higher heat and pressure required for higher output engines Clean Air portfolio addresses criteria pollutants Combined offering allows for potential to optimize engine performance and emissions across the broader system Both greenhouse gas and criteria pollutant emissions Engine to tailpipe capabilities Purpose built, pure play powertrain company Expected to generate strong cash flow Strategic opportunities for Powertrain Technology: Continue to round out the CTOH portfolio Opportunities in other engine applications Participate in new market trends Other strategic opportunities as powertrain business continues to evolve

Transaction Terms Purchase price of $5.4 billion; represents Enterprise Value / 2017 Adjusted EBITDA of 7.2x (5.4x including earnings and working capital synergies) Consideration to be funded with a combination of cash and Tenneco equity Financing Fully committed debt financing in place to fund the cash portion of the transaction Expected pro forma Net Debt / Adjusted EBITDA of approximately 3x at closing Targeting net leverage profile of ~2.5x by the end of 2019 through profitable growth and debt reduction funded by cash flow Ownership Icahn Enterprises, LP (“Seller”) to receive: 5.65M Class A Voting Shares, representing 9.9% of Class A shares outstanding 23.79M Class B Non-Voting Shares, together representing 36.4% of total shares outstanding Tenneco has right to increase cash consideration by up to $400M and reduce shares delivered to Seller by up to 7.32M shares with proceeds of equity offer Net proceeds of equity offering above $54.68/share would be value accretive for existing Tenneco shareholders. If Tenneco exercises its right the Seller would own 27.4% of total shares outstanding Other Seller will have one board member from close to separation and on Powertrain Technology after the separation Seller's Board representation would not transfer to the Aftermarket Ride Performance business on separation As part of the transaction, the Seller will enter into a customary lock-up and standstill agreement Timeline Expected to close by second half 2018, subject to regulatory and shareholder approvals, as well as other customary closing conditions Key Terms of the Acquisition

Tenneco Pro Forma Financial Overview Tenneco Pro Forma Financial Overview The Clean Air Aftermarket business is intended to be allocated to the Ride Performance business. Represents annual run rate synergies expected to be achieved within 24 months. Additional one time working capital synergies of at least $250M expected.

Significant Synergy Potential At least $200M1 earnings synergies expected within 24 months Powertrain Technology Breakdown In addition, one time working capital synergies of at least $250M Supply Chain Sales, G&A and Engineering ($ in mm) Estimated costs to achieve of ~$70mm Net of estimated public company costs. Aftermarket & Ride Performance Breakdown $115 ($ in mm) Supply Chain G&A and Engineering Sales and Go-To-Market Estimated costs to achieve of ~$80mm

Strong Balance Sheet Represents undiluted shares outstanding; pro forma ownership not adjusted for Tenneco’s Funding Adjustment Right. Maturity Schedule Pro Forma Capitalization Committed debt financing in place Robust liquidity over $2 billion Cash flow generation enables rapid deleveraging Appropriate capital structure for each company will be determined prior to separation

Substantial Value Creation Opportunity Unlocking value for Tenneco shareholders Note: Multiples shown represent medians of respective comp sets. Auto Aftermarket Suppliers includes MPAA, DORM and SMP. Powertrain Systems Suppliers includes BWA, CMI and DLPH. (EV / 2018E EBITDA)* Aftermarket & Ride Performance Comparables Powertrain Technology Comparables *FactSet and Company Filings as of April 6, 2018.

Transformational Step – Compelling Strategic Rationale Extends existing strategy and accelerates long-term value creation AM & RP PT ü ü ü ü ü ü ü ü ü ü Strategically positions each company Increases scale and broadens portfolio for respective markets Enhances capabilities to capture growth with focused investments Significant synergy potential in both new companies Provides investors with distinct investment opportunities

Adjusted EBITDA – Reconciliation of Non-GAAP Results Generally Accepted Accounting Principles. Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

Reallocation of Clean Air Aftermarket – Reconciliation of Non-GAAP Results Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.